AGREEMENT dated September 9, 1996 by and between Scent Overnight,  Inc.
a Delaware corporation, with offices at 414 E 52nd Street, New York, New York 10022 ("Seller"), and Scent 123, Inc., a Delaware corporation, with offices at 509 Madison Avenue, New York, New York ("Purchaser").

                                 P R E A M B L E

         A. Seller was formed to develop and operate a business of selling fragrances for overnight delivery ("Business"). In connection with the Business, Seller developed a plan and mode of operations, which included information relating to sources of supply of fragrances, overnight delivery services, order taking facilities and order fulfillment services.

         B.       Seller ceased active operations in or about June, 1994.

         C. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller: the following property which is referred to herein as the "Assets": (i) all of the information, techniques, data, projections and other information relating to, and which may be used or useful in the operation of the Business; (ii) the 800 telephone number, 800-Scent123; (iii) Seller's right, title and interest in and to the trademark "Scent Overnight"; and (iv) all other personal property, tangible or intangible, owned by Seller and used or useful in the operation of the Business.

         NOW,  THEREFORE,   in  consideration  of  the  mutual  premises  herein
contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Sale of Assets. Seller agrees to sell the Assets to Purchaser and Purchaser agrees to purchase same from Seller, subject to and upon the terms and conditions hereinafter set forth.

         2. Purchase Price. The purchase price shall be the sum of the following:

                  (a)  $225,000 by the  execution  and  delivery of a promissory note in the form attached as Exhibit A upon "Closing" (as hereinafter defined).

                  (b) The assumption by Purchaser of Seller's obligations under a certain promissory note dated October 14, 1994 payable to the order of U.S. Milestone Corp. ("Creditor") in the original principal amount of $210,000 and having a balance due of approximately such amount ("Assumed Debt") and as modified by subsequent agreements.

         3. Bill of Sale. On the Closing, Seller agrees to execute and deliver to Purchaser a bill of sale and other documents and instruments of assignment in form satisfactory to Purchaser's counsel conveying and delivering the Assets to Purchaser free from any liens or encumbrances.

         4. Warranties and Representations of Seller. Seller hereby warrants and represents that:

                  (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority to conduct its business as now conducted and to own and operate its assets, properties and business.

                  (b) All corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transaction herein contemplated has been, or prior to Closing will be, duly and validly taken by Seller. Seller will, on the Closing, provide Purchaser with (i) a certificate by a responsible officer of Seller to the foregoing effect, and (ii) a copy of such shareholders' written consent. Seller has the full power and authority to execute this Agreement and to consummate and perform the transactions contemplated hereunder.

                  (c) Seller is the owner of, and has good and marketable title to, the Assets, which on the Closing Date shall be free and clear of any security interest or any other liens, encumbrances or restrictions.

                  (d) Seller is not a party to any executory contracts or service agreements.

                  (e) Seller has paid all Social Security, withholding, sales, unemployment insurance, income, business use, franchise and other taxes which are owed to the city, county, state and federal governments to date, and there are no tax liens against Seller.

                  (f) The execution and delivery of this Agreement by Seller and the performance by it of its obligations hereunder will not, as of the Closing Date, violate any governmental statute, law, rule, regulation, nor result in any breach of any terms or conditions or constitute a default (immediately or after the giving of notice or the passage of time or both) under any indenture, agreement or lease affecting any of the Assets. This Agreement is a valid obligation of Seller and is binding upon it, its successors or assigns, and no approval or consent is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder.

                  (g) There are no actions, suits, judgments, liens, proceedings, or violations existing, pending or threatened against or affecting Seller or Assets before any federal, state, municipal or other court or administrative or governmental agency or instrumentality nor is Seller or any of its officers or directors aware of any facts which to its or their knowledge might result in any such action, suit or proceeding. Seller is not in default with respect to any order or decree of any court or of any governmental agency or instrumentality.

                  (h) Purchaser is not assuming any liability or obligation of any nature of Seller whether absolute, accrued, contingent or otherwise, and whether due or to become due, except for the Assumed Debt, and Purchaser shall not be subject to any such liabilities or obligations.

                  (i) Seller owns no inventory or tangible personal property use or useful in the operation of the Business.

                  (j) No representation or warranty by Seller in this Agreement or in any writing attached hereto, contains or will contain any untrue statement of material or fact or omits or will omit to state any material fact (of which the Seller or any of its directors or stockholders has knowledge or notice) required to make the statements herein or therein contained not misleading.

         5. Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

                  (a) The bill of sale and instruments of assignment to be delivered at the Closing will contain the usual warranties and affidavit of title, transferring all of the Assets to Purchaser free and clear of all liens and encumbrances except as permitted by the terms of this agreement.

                  (b) Between the date hereof and the Closing Date, Seller shall not enter into any contracts materially affecting its business or the Premises without first obtaining Purchaser's written consent.

         6.       Warranties and Representation of Purchaser.

                  (a) Purchaser is a corporation duly organized and existing under the laws of the state of its incorporation.

                  (b) This Agreement and all transactions contemplated hereunder shall have been as of the Closing Date duly and properly approved by the board of the directors of Purchaser at a meeting called and duly held and no other or additional corporate action of any kind shall be required to authorize this Agreement or such transactions or to make this Agreement the valid and binding obligation of Purchaser enforceable in accordance with its terms.

         7. Bulk Sales Law Requirements. The parties acknowledge that this transaction is not subject to the Bulk Sales Law of the State of New York (Uniform Commercial Code, Article 6) in view of the fact that no inventory, merchandise or stock in trade of Seller is being conveyed hereunder.


         8. Indemnification. Seller agrees to indemnify Purchaser in respect of:

                  (i) Any and all damages (including special and consequential) loss, and reasonable costs and expenses resulting from any misrepresentation, breach or inaccuracy of the warranties and representations set forth herein, or the nonfulfillment of any obligation on the part of Seller to be performed under this Agreement.

                  (ii) any claims of creditors of Seller, including taxing and other governmental authorities, but excluding the Creditor, that may be asserted against Purchaser or the Assets.

                  (iii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and reasonable legal and other expenses incident to any of the foregoing.

         As promptly as shall be feasible, and in any event within a reasonable time after acquiring knowledge of any claim, demand, obligation or liability against which Seller has indemnified and held Purchaser harmless, Purchaser shall give to Seller written notice thereof. Seller shall then have the duty, at its own expense, to defend and to contest any claim, demand, obligation or liability against which it has indemnified and held Purchaser harmless. In the event that Seller, after written notice thereof from Purchaser, fails to take timely action to defend the same, Purchaser shall have the right to defend the same by counsel of its own choosing, but at the cost and expense of Seller. Purchaser shall have the right to settle or compromise any claim, demand or litigation against it if it shall have given written notice thereof to Seller and Seller shall have failed to take timely action to defend the same, and the costs of any such settlement or compromise shall be borne by Seller.

The foregoing indemnification shall survive the Closing.

         9. Conditions Precedent to Purchaser's Obligations. Each and every obligation of Purchaser to be performed on Closing shall be subject to the satisfaction, prior to or concurrently with the performance of such obligation, of the following conditions unless waived, in writing, by Purchaser in its sole discretion.

                  (a) The representations and warranties made by Seller in this Agreement shall be true in every respect on and as of the Closing Date, with the same force and effect as though they had been made or given on and as of such date, and Seller shall deliver to Purchaser a certificate signed by the President of Seller, dated the Closing Date to such effect.

                  (b) The Assets shall not have been materially and adversely affected as of the Closing Date in any way.

                  (c) Seller shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing.

                  (d) No creditor of Seller shall have (i) commenced any action or proceeding to restrain or enjoin the closing of the transaction pursuant to this Agreement or the transfer of the Assets to Purchaser, or to impose transferee liability upon Purchaser; nor (ii) shall any insolvency proceeding affecting Seller or any of the Assets be pending.

                  (e) All actions and proceedings to be taken in connection with the transactions contemplated by this Agreement, and all instruments and documents incident thereto, shall be satisfactory in form and substance to Purchaser.

                  (f) Seller shall have executed and delivered the Bill of Sale and other documents of conveyance.

                  (g) The Creditor shall have entered into an agreement, in form and substance satisfactory to Purchaser, modifying the payment terms of the Assumed Debt.

         10. Conditions Precedent to Seller's Obligations. Each and every obligation of Seller to be performed on the Closing or thereafter shall be subject to the satisfaction, prior to or concurrently with the performance of such obligation, of the following conditions unless waived, in writing, by Seller in its sole discretion.

                  (a) The representations and warranties made by Purchaser in this Agreement shall be true on and as of the closing, with the same force and effect as though they had been made or given on and as of the closing.

                  (b) Purchaser shall have performed and complied with all its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing or thereafter, as the case may be.

         11. Survival of Representations and Warranties. All representations and warranties made by the parties to this Agreement shall remain operative and in full force and effect, regardless of any investigations made on behalf of any party, and shall survive the Closing.

         12. Broker. Seller and Purchaser warrant and agree that they have not engaged any broker or any other person who would be entitled to any brokerage fee or commission in respect of the execution of this Agreement and/or the consummation of the transactions contemplated hereby.

         13. Closing. Subject to the fulfillment of the conditions set forth herein, the Closing of this transaction shall take place at the offices of Purchaser on September 30, 1996. The consummation of the transactions herein contemplated is referred to herein as the "Closing" and the date upon which the Closing occurs is referred herein to as the "Closing Date". If the Closing does not occur on or before December 31, 1996, either party may terminate this agreement on ten days' prior written notice to the other.

         14. Purchaser's Additional Remedy. In the event of a breach of this Agreement by Seller, Purchaser shall, in addition to and not in limitation of, any and all other remedies which Purchaser may have at law or in equity, be entitled to specific performance. In furtherance thereof, Purchaser shall be entitled to a preliminary injunction prohibiting and restraining Seller from transferring the Restaurant to any other party.

         15. Notices. All notices demands or other communications and the mailing of all copies provided for herein shall be deemed to have been properly given only if in writing and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Seller or Purchaser at the address set forth above or to such other address as any party may designate by written notice given to the other parties in the aforesaid manner.

         16. Covenants of the Parties. The parties shall, prior to or after the closing, at the request of any one of them, execute and deliver such other instruments and do and perform such other reasonable acts and things as may, in the opinion of counsel, be necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

         17. General Provisions. This Agreement constitutes the entire agreement among the parties. It cannot be changed orally but only by an agreement in writing signed by the party against whom enforcement of any such change is sought. This Agreement shall inure to the benefit of and shall bind the respective parties hereto. Captions and headings of the various sections of this Agreement are for convenience only and carry no legal effect and shall in no way affect the interpretation or construction of the sections of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


Scent Overnight, Inc.                                Scent 123, Inc.


By: /s/Gerard Semhon                                 By: /s/Constantine Bezas

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.


                                 SCENT 123, INC.
                               9% Promissory Note

$225,000

         SCENT 123, INC., a Delaware Corporation (the "Company"), for value received, hereby promises to pay to the order of Scent Overnight Inc. (the "Holder"), on the earlier of December 31, 1998, or upon receipt by the Company of gross proceeds of at least $1,000,000 pursuant to any public or private debt or equity financing of any securities of Azurel Ltd., the parent of the Company (the "Offering"), the principal sum of Two Hundred Twenty Five Thousand ($225,000) Dollars (or such lesser principal amount as may then be outstanding), together with unpaid interest (computed on the basis of a 360-day year of twelve 30-day months) (i) on the unpaid balance at the rate of 9% pr annum from the date hereof and (ii) to the extent legally enforceable, on any overdue installment of interest at the rate of 12% per annum until the principal hereof and interest thereon shall have been paid. The principal amount of the Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time. Upon any prepayment of this Note, all accrued but unpaid interest on the principal amount being prepaid shall be paid to the holder on the date of prepayment. All payments hereunder shall be applied first to interest then to principal.

         If the Company shall fail to make a payment of principal or interest when due; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of his assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in affect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed for a period of thirty (30) days or more, or if the Company, by any act or omission shall indicate consent to, approve of or acquiescence in any such petition, application or proceeding or the appointment of, a custodian, receiver or any trustee for all of any substantial part of its properties, or if the Company shall suffer such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of 15 days after notice thereof, then and in any such event (each such event, an "Event of Default"), the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

         Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the principal office of the Company.

         1.   Restrictions on Transfer.

         The Holder acknowledges that he has been advised by the Company that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Note is being issued, on the basis of the statutory exemption provided by Section 4 (2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the Holder in the Holder's Subscription Agreement. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment, hypothecation or transfer of this Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, hypothecation or transfer, unless (i) the sale, assignment, hypothecation or transfer of the Note is registered under the Securities Act, and the Company has no obligation or intention to so register the Note except as provided in the Subscription Agreement executed in connection herewith, or (ii) the Note is sold, assigned, hypothecated or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

         2.       Covenants of Company.

                           The Company covenants and agrees that, so long as
this Note shall be outstanding, it will:

                           (i) Promptly pay and discharge all lawful taxes,
assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                           (ii) Do or cause to be done all things necessary to
preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

                           (iii) At all times maintain, preserve, protect and
keep its property used and useful in the conduct of its business in good repair, working order and conditions, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

                           (iv) Keep adequately insured by financially sound
insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and
                           (v) At all times keep true and correct books,
records and accounts.

         3.       Miscellaneous.

                  3.1 All the covenants and agreements made by the Company in this Note shall bind its successors an assigns.

                  3.2 No recourse shall be had for the payment of the principal, interest or premium, if any, on this Note or for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                  3.3 No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate. Any such waiver must be in writing and signed by the Holder and the Company.

                  3.4 This Note may be amended only by a written instrument executed by the Company and the holder hereof. Any amendment shall be endorsed upon this Note, and all future holders shall be bound thereby.

                  3.5 All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the holder of this Note, to the address shown on the books of the Company; and if to the Company, to: c/o Azurel, Ltd., 509 Madison Avenue, New York, New York 10010, Attention: President, or to such other address as the Company may advise the holder of this Note in writing. Notices shall be deemed given when mailed.

                  3.6 All agreements between the Company and the Holder expressly are limited so that in no event whatsoever shall the amount paid or agreed to be paid by the Company to the Holder hereunder exceed the higher lawful contractual rate of interest permissible under the law which a court of competent jurisdiction by a final order which is not appealed or is nonappealable, determines is applicable to this Note. If fulfillment of any provision of this Note at the time performance of such provision becomes due involves exceeding such highest lawful contractual rate, then such obligation shall be reduced to such highest lawful contractual rate. If by any circumstance the Holder shall ever receive as interest an amount which exceeds such highest lawful contractual rate, any amount which may be deemed excessive interest shall be applied as payment of the principal of the indebtedness evidenced hereby and not as payment of interest. The terms and provisions of this paragraph shall control all other terms and provisions contained in this Note.

                  3.7 The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York. This Note shall be deemed a contract made under the laws of the State of New York and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State.

                  3.8 In the event that this Note is placed in the hands of an attorney for collection, or in the event that any action be instituted on this Note, or any action is taken with respect to a default hereunder, the holder hereof shall be entitled to the payment by the Company and any other party liable for the obligations of the Company hereunder of all expenses in connection therewith, including, without limitation, reasonable attorney fees.

                  3.9 The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

                  IN WITNESS THEREOF, SCENT 123, INC., has caused this Note to be executed in its corporate name by its President, and its seal to be affixed hereto.

Dated:                        , 1996
                                                     SCENT 123, INC.


                                                     By: ______________________
                                                     Constantine Bezas
                                                     President

(seal)



-------------------------------------------
Secretary